UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)         April 23, 2015
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


Delaware                          1-8729                    38-0387840
_________________________________________________________________________
(State or Other          (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

On April 23, 2015, Unisys Corporation (the "Company") issued a news release to report its financial results for the quarter ended March 31, 2015. The release is furnished as Exhibit 99 to this Current Report.

The information in this Item 2.02 and in Exhibit 99 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in the accompanying Exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


Item 2.05.  Costs Associated with Exit or Disposal Activities.

In connection with organizational initiatives designed to create a more competitive cost structure and rebalance the Company's global skill set to take advantage of growth opportunities, the Company announced today that it expects to recognize a pretax restructuring charge currently estimated at approximately $300 million over the next several quarters. The charge, which is principally related to headcount reductions, also includes a reduction in the Company's facilities footprint, asset write-downs and other expenses related to the cost reduction efforts. As a result of these actions, the Company expects to reduce its worldwide headcount by approximately 8%. The Company expects these actions to result in annualized savings of approximately $200 million by the end of 2016.


Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibit is being furnished herewith:

     99   News Release, dated April 23, 2015, of Unisys Corporation

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                UNISYS CORPORATION


Date: April 23, 2015                            By: /s/ Janet B. Haugen
                                                    -------------------
                                                Janet B. Haugen
                                                Senior Vice President and
                                                Chief Financial Officer



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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

99    News Release, dated April 23, 2015, of Unisys Corporation